UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2013

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1499 Bayshore Highway, Suite 226, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)
(415) 596-1557
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 16, 2013, Kindred Biosciences, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with closing of the initial public offering (the “IPO”) of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with the closing of the IPO.
The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 100,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (v) provide that directors may be removed from office only for cause and only upon the affirmative vote of the holders of at least two-thirds of the holders of the Company’s capital stock entitled to vote; and (vi) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders.
The foregoing description of the amendments made by the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
On December 17, 2013, in connection with the closing of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), which were previously approved by the Company’s board of directors and stockholders to become effective in connection with closing of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) designate the Delaware Chancery Court as the exclusive forum for certain actions involving the Company and its directors and officers; and (v) conform to the amended provisions of the Restated Certificate.
The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01    Exhibits
(d)    Exhibits
There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: December 17, 2013	By: /s/ Richard Chin
Richard Chin, M.D.
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Kindred Biosciences, Inc.

3.2	Amended and Restated Bylaws of Kindred Biosciences, Inc.

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